EXHIBIT 32.1

CERTIFICATION PURSUANT TO18
U.S.C. Section 1350,

AS ADOPTED PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Westsphere Asset Corporation, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas MacDonald, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2009	By:	/s/ Douglas Mac Donald

Name: Douglas Mac Donald
Title: Chief Executive Officer (Principal Executive Officer)